USAA Growth and Tax Strategy Fund

Supplement dated March 1, 2022, to the Summary Prospectus

dated October 1, 2021 ("Summary Prospectus")

Effective March 1, 2022, references in the Summary Prospectus to Jacob Weaver as a portfolio manager for Northern Trust Investments, Inc. ("NTI") are removed. Andy Kunzweiler is added as a portfolio manager to the USAA Growth and Tax Strategy Fund. The table under Portfolio Managers is amended to include Andy Kunzweiler as follows:

	Title	Tenure with the Fund
Andy Kunzweiler	Senior Portfolio Manager, NTI	Since March 2022

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.